STATEMENT OF ADDITIONAL INFORMATION
                              HERITAGE INCOME TRUST
                              HIGH YIELD BOND FUND
                          INTERMEDIATE GOVERNMENT FUND

      This Statement of Additional Information ("SAI") dated February 2, 1998 as supplemented on October 26, 1998, should be read in conjunction with the Prospectus dated February 2, 1998 of the High Yield Bond and Intermediate Government Funds of Heritage Income Trust (the "Trust"). This SAI is not a prospectus itself. To receive a copy of the Funds' Prospectus write to Heritage Asset Management, Inc. at the address below or call (800) 421-4184.

                       HERITAGE ASSET MANAGEMENT, INC.
                              880 Carillon Parkway
                          St. Petersburg, Florida 33716

                                TABLE OF CONTENTS
                                                                        PAGE
GENERAL INFORMATION.......................................................1
INVESTMENT INFORMATION....................................................1
      Investment Objectives...............................................1
      Investment Policies.................................................1
      Industry Classifications...........................................20
INVESTMENT LIMITATIONS...................................................20
NET ASSET VALUE..........................................................22
PERFORMANCE INFORMATION..................................................24
INVESTING IN THE FUNDS...................................................26
      Systematic Investment Options......................................27
      Retirement Plans...................................................27
      Class A Combined Purchase Privilege (Right of Accumulation)........28
      Class A Statement of Intention.....................................30
REDEEMING SHARES.........................................................30
      Systematic Withdrawal Plan.........................................31
      Telephone Transactions.............................................32
      Redemptions in Kind................................................32
      Receiving Payment..................................................32
EXCHANGE PRIVILEGE.......................................................33
CONVERSION OF CLASS B SHARES.............................................34
TAXES....................................................................34
TRUST INFORMATION........................................................37
      Management of the Trust............................................37
      Five Percent Shareholders..........................................40
      Investment Adviser and Administrator; Subadviser...................41
      Brokerage Practices................................................44
      Distribution of Shares.............................................46
      Administration of the Trust........................................48
      Potential Liability................................................48
APPENDIX................................................................A-1
REPORT OF INDEPENDENT ACCOUNTANTS
      High Yield Bond Fund..............................................A-2
      Intermediate Government Fund......................................A-3
FINANCIAL STATEMENTS
      High Yield Bond Fund..............................................A-4
      Intermediate Government Fund.....................................A-14




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GENERAL INFORMATION

      The Trust was established as a Massachusetts business trust under a Declaration of Trust dated August 4, 1989. It is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is composed of the High Yield Bond Fund (known as the Diversified Portfolio prior to February 1, 1996) ("High Yield") and the Intermediate Government Fund (known as the Limited Maturity Government Portfolio prior to January 31, 1996) ("Government") (each a "Fund" and, collectively, the "Funds"). Each Fund constitutes a separate investment portfolio with distinct investment objectives, purposes and strategies. Each Fund offers three classes of shares, Class A shares sold subject to a 3.75% maximum front-end sales load ("A shares"), Class B shares sold subject to a 5% maximum contingent deferred sales load ("CDSL"), declining over an eight-year period ("B Shares"), and Class C shares sold subject to a 1% CDSL ("C shares").

INVESTMENT INFORMATION

      INVESTMENT OBJECTIVES

      The investment objective of each Fund is stated in the Prospectus.

      INVESTMENT POLICIES

      The following information is in addition to and supplements each Fund's investment policies set forth in the Prospectus.

      BRADY BONDS. High Yield may invest in Brady Bonds, which are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders, as well as multilateral institutions, such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds also may be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase


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outstanding  bank debt at a  discount.  These  arrangements  with the World Bank and/or the IMF require debtor nations to agree to the  implementation of certain
domestic   monetary  and  fiscal   reforms.   Such  reforms  have  included  the
liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. High Yield's subadviser, Salomon Brothers Asset Management Inc (the "Subadviser" or "SBAM"), believes economic reforms, undertaken by countries in connection with the issuance of Brady Bonds, make the debt of those countries that have issued or announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that SBAM's expectations with respect to Brady Bonds will be realized.

      Investors also should recognize that Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. Brady Bonds that have been issued to date are rated in the categories "BB" or "B" by Standard & Poor's Ratings Services ("S&P") or "Ba" or "B" by Moody's Investors Services, Inc. ("Moody's") or, in cases in which a rating by S&P or Moody's has not been assigned, generally are considered by the Subadviser to be of comparable quality.

      Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt that carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan generally have borne interest computed semiannually at a rate equal to 13/16 of one percent above the then current six month London Inter-Bank Offered Rate ("LIBOR").

      Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, High Yield will purchase Brady Bonds in secondary markets, as described below.



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      In the  secondary  markets,  the price and yield to the  investor  reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. High Yield may purchase Brady Bonds with limited or no collateralization, and will rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and generally are maintained through European transnational securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which High Yield invests are likely to be acquired at a discount, which involves certain considerations discussed below under "Taxes."

      In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. Based upon current market conditions, High Yield would not intend to purchase Brady Bonds that, at the time of investment, are in default as to payments. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by


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public and private  entities of countries  issuing Brady Bonds,  investments  in
Brady Bonds are to be viewed as speculative.

      CONVERTIBLE SECURITIES. High Yield may invest in convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. The extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities in which High Yield may invest include corporate bonds, notes and preferred stock that can be converted into common stock. Convertible securities combine the fixed-income characteristics of bonds and preferred stock with the potential for capital appreciation. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

      HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES. High Yield may invest in high yield foreign sovereign debt securities. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability.

      Additional factors that may influence the ability or willingness to service debt include, but are not limited to: a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the


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extent that a country  receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be affected adversely. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

      The cost of servicing external debt also generally will be affected adversely by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt also will depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

      As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, High Yield may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

      Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt


                                       5
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obligations,  which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which High Yield may invest will not be subject to similar restructuring arrangements or to requests for new credit that may affect adversely High Yield's holdings. Furthermore, certain participants in the secondary market for such debt may be involved directly in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

      BORROWING. Each Fund may borrow in certain limited circumstances. See "Investment Limitations." Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's investment portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the investment manager's strategy. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund's shares by increasing the Fund's interest expense.

      INVERSE FLOATERS. Government may invest in U.S. Government securities, including mortgage-backed securities, on which the rate of interest varies inversely with interest rates on similar securities or the value of an index. These derivative securities commonly are known as inverse floaters. As market interest rates rise, the interest rate on the inverse floater goes down, and vice versa. Inverse floaters include components of securities on which interest is paid in two separate parts -- an auction component, which pays interest at a rate that is set periodically through an auction process or other method, and a residual component, the interest on which varies inversely with that on a similar security or the value of an index. The residual component may be established by multiplying the rate of interest paid on such security or the applicable index by a factor (a "multiplier feature") or by adding or


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subtracting  the factor to or from such  interest  rate or index.  The secondary market for inverse floaters may be limited. The market value of inverse floaters is often significantly more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

      MONEY MARKET INSTRUMENTS. In addition to the investments described in the Prospectus, the Funds also may invest in money market instruments including the following:

      (1) Instruments such as certificates of deposit, demand and time deposits, savings shares and bankers' acceptances of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation.

      (2) Commercial paper rated A-l or A-2 by S&P or Prime-1 or Prime-2 by Moody's. For a description of these ratings, see "Commercial Paper Ratings" in the Appendix.

      (3) High quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a Fund's ability to resell when it deems advisable to do so.

      OPTIONS, FUTURES AND OPTIONS ON FUTURES TRADING. As discussed in the Prospectus, the Funds may purchase and sell options, futures and options on futures ("Derivative Investments") in order to hedge their investments and, in certain circumstances, may purchase and sell Derivative Investments as a substitute for the purchase and sale of securities. Certain special characteristics of and risks with these strategies are discussed below.

      Hedging strategies can be categorized broadly as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's investment portfolio. Thus, in a short hedge, a Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.



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      Conversely,  a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, a Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective
investment  being  hedged.  A  long  hedge  is  sometimes   referred  to  as  an
anticipatory hedge. In an anticipatory hedge transaction, a Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If a Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's investment portfolio is the same as if the transaction were entered into for speculative purposes.

      Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Derivative Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

      Use of these instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures are traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, the Funds' ability to use these instruments will be limited by tax considerations. See "Taxes."

      In addition to the instruments and strategies described above, the Funds expect to discover additional opportunities in connection with options, futures contracts and other hedging techniques. These new opportunities may become available as Heritage or SBAM, as applicable, develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts or other techniques are developed. Heritage or SBAM, as applicable, may utilize these opportunities to the extent that it is consistent with a Fund's investment objective and permitted by the Fund's investment limitations and applicable regulatory authorities.

      SPECIAL  RISKS.  The  use  of  Derivative   Instruments  involves  special
considerations and risks, certain of which are described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.



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

      (1) Successful use of most Derivative Instruments depends upon the ability of the Funds' Manager, Heritage Asset Management, Inc. (the "Manager"), or, for High Yield, the Subadviser, as the case may be, to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

      (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

      Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

      Options and futures prices also can diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are correlated poorly with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      (3) Derivative Instruments, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because the Manager or the Subadviser, as the case may be, projected a decline in the price of a security in the Fund's investment portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

      (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (I.E., Derivative Instruments other than purchased options). If a Fund were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

      COVER. The Funds will not use leverage in their hedging strategies. A Fund will not enter into a Derivative Instruments strategy that exposes it to an obligation to another party unless its owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash and other liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or other liquid assets in a segregated account with their custodian in the amount prescribed.

      Assets used as cover or held in a segregated account cannot be sold while the corresponding futures contract or options position is open, unless they are replaced with similar assets. As a result, the commitment of a large percentage of a Fund's assets to cover or hold in segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      GUIDELINES, CHARACTERISTICS AND RISKS OF OPTIONS TRADING. The Funds effectively may terminate their right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation under a put or call option it has written, the Fund may purchase a put or call option of the same series (I.E., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, the Fund may write an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security, index or futures contract, and the market value of the option.

      In considering the use of options to hedge, particular note should be taken of the following:

      (1) The value of an option position will reflect, among other things, the current market price of the underlying security, index, or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying investment and general market conditions. For this reason, the successful use of options depends upon the ability of the Manager or Subadviser, as the case may be, to forecast the direction of price fluctuations in the underlying investment.

      (2) Prior to its expiration, the exercise price of an option may be below, equal to, or above the current market value of the underlying investment. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

      (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to futures contracts and stocks. Exchange markets for options on debt securities exist, and the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter ("OTC") markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. In the event of the insolvency of a Fund's counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. Although the Funds intend to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund may maintain a covered position with respect to any call option it writes on a security, the Fund may not sell the underlying security during the period it is obligated under such option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

      (4) Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs. However, the Funds also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.

      (5) The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold an investment portfolio containing exactly the same securities as underlie the index and, as a result, bears the risk that the value of the securities held will vary from the value of the index.

      Even if a Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

      If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index subsequently may change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

      GUIDELINES, CHARACTERISTICS AND RISKS OF FUTURES AND OPTIONS ON FUTURES TRADING. When a Fund purchases or sells a futures contract, the Fund will be required to deposit an amount equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Cash held in the margin account is not income producing. Subsequent payments, called variation margin, to and from the broker through which such Fund entered into the futures contract, will be made on a daily basis as the price of the underlying security or index fluctuates making the futures contract more or less valuable, a process known as marking-to-market.

      If a Fund writes an option on a futures contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a future are included in the initial margin deposit.

      Most of the exchanges on which futures contracts and options on futures contracts are traded limit the amount of fluctuation permitted in futures contract and option prices during a single trading day. The daily price limit establishes the maximum amount that the price of a futures contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily price limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily price limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract and option prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

      Another risk in employing futures contracts and options on futures contracts as a hedge is the prospect that futures and options prices will correlate imperfectly with the behavior of cash prices for the following reasons. First, rather than meeting additional margin deposit requirements, investors may close contracts through offsetting transactions. Second, the liquidity of the futures and options markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery, liquidity in these markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures and options markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures and options market may cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager or Subadviser, as applicable, still may not result in a successful transaction.

      In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the price of the underlying investment.

      LIMITATIONS ON THE USE OF OPTIONS AND FUTURES. To the extent that a Fund enters into futures contracts or options on futures contracts for other than BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's investment portfolio, after taking into account any unrealized profits and unrealized losses on any such contracts it has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, I.E., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This limitation does not limit the percentage of a Fund's assets at risk to 5%.

      PREFERRED STOCK. High Yield may invest in preferred stock. A preferred stock is a blend of the characteristics of a bond and a common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

      REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements. The period of these repurchase agreements usually will be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements of more than one year. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. A Fund always will receive as collateral securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of its custodian bank.

      RESTRICTED AND ILLIQUID SECURITIES. As stated in the Prospectus, Government will not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or due to legal or contractual restrictions on resale.

      High Yield has a similar 10% limit on illiquid securities, but not all restricted securities are deemed illiquid for this purpose. In recent years a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A under the 1933 Act permits certain sales of unregistered securities by investors to "qualified institutional buyers" such as High Yield. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. High Yield is permitted to invest in restricted securities that are sold in reliance on Rule 144A ("Rule 144A Securities"). These securities generally are deemed to be illiquid and, thus, are subject to High Yield's investment limit that restricts investments in illiquid securities to no more than 10% of its net assets. However, pursuant to High Yield's Guidelines for Purchase of Rule 144A Securities ("Guidelines") adopted by the Board of Trustees, High Yield's investment subadviser may determine that certain Rule 144A Securities are liquid. The subadviser takes into account a number of factors in reaching liquidity decisions, including (1) the total amount of Rule 144A Securities being offered, (2) the number of potential purchasers of the Rule 144A Securities, (3) the number of dealers that have undertaken to make a market in the Rule 144A Securities, (4) the frequency of trading in the 144A Securities, and (5) the nature of the 144A Securities and how trading is effected (e.g., the time needed to sell the 144A Securities, how offers are solicited and the mechanics of transfer.) High Yield's investments in Rule 144A Securities that are deemed to be liquid cannot exceed 25% of its net assets at the time of investment, when combined with the 10% limit on the purchase of illiquid securities.

      OTC options and their underlying collateral are considered illiquid securities. Each Fund also may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by that Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      REVERSE REPURCHASE AGREEMENTS. High Yield may borrow by entering into reverse repurchase agreements. Under a reverse repurchase agreement, High Yield sells securities and agrees to repurchase them at a mutually agreed to price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). One reason to enter into a reverse repurchase agreement is to raise cash without liquidating any investment portfolio positions. In this case, reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by High Yield may decline below the price of the securities the Fund has sold but is obliged to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement effectively may be restricted pending such decisions. Reverse repurchase agreements create leverage, a speculative practice, and will be considered borrowings for the purpose of the Fund's limitation on borrowing.

      LOANS OF PORTFOLIO SECURITIES. The Funds may loan portfolio securities to qualified broker-dealers. Each Fund may terminate such loans at any time and the market risk applicable to any security loaned remains a risk to the Fund. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund also may call such loans in order to sell the securities involved. The Funds could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. The primary objective of securities lending is to supplement a Fund's income through investment of the cash collateral in short-term interest bearing obligations. Securities loans may not exceed 25% of a Fund's total assets and will be fully collateralized at all times. The collateral for each Fund's loans will be "marked to market" daily so that the collateral at all times exceeds 100% of the value of the loans. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. However, securities loans do involve some risk. If the other party to the securities loan defaults or becomes involved in bankruptcy proceedings, a Fund may incur delays and costs in selling or recovering the underlying security or may suffer a loss of principal and interest.

      STRIPPED SECURITIES. Government may invest in separately traded interest and principal components of securities ("Stripped Securities"), including U.S. Government securities, as discussed below. Stripped Securities are obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest

(the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional debt securities.

      Government also may invest in stripped mortgage-backed securities, which are derivative multi-class mortgage securities. Stripped mortgage-backed securities in which it may invest will be issued by agencies or instrumentalities of the U.S. Government. Stripped mortgage-backed securities are structured with two classes that receive different proportions of the interest and principal distributions on a pool of assets represented by mortgages ("Mortgage Assets"). A common type of stripped mortgage-backed security will have one class receiving a small portion of the interest and a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage

Assets, and principal payments may have a material effect on yield to maturity. In addition, the market value of stripped mortgage-backed securities is subject to greater risk of fluctuation in response to changes in market interest rates than other mortgage-backed securities. In the case of mortgage-backed IOs, if the underlying assets experience greater than anticipated prepayments of principal, there is a greater possibility that Government may not fully recoup its initial investment. Conversely, if the underlying assets experience slower than anticipated principal payments, the yield on the PO class will be affected more severely than would be the case with traditional mortgage-backed securities.

      The SEC staff takes the position that IOs and POs generally are illiquid securities. The staff also takes the position, however, that the Board of Trustees (or the Manager pursuant to delegation by the Board) may determine that U.S. Government-issued IOs or POs backed by fixed-rate mortgages are liquid, where the Board determines that such securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share. Accordingly, certain of the IO and PO securities in which Government invests may be deemed liquid.

      U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government securities, including a variety of securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby. These securities include: securities issued and guaranteed by the U.S. Government, such as Treasury bills, Treasury notes, and Treasury bonds; obligations backed by the "full faith and credit" of the United States, such as Government National Mortgage Association securities; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks.

      ZERO COUPON AND PAY-IN-KIND SECURITIES. High Yield may invest in zero coupon and pay-in-kind securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Zero coupon securities are issued and traded at a discount from their face amounts or par value, which discount rate varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay interest through the issuance of additional units of the same securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit value.

      INDUSTRY CLASSIFICATIONS

      For purposes of determining industry classifications, the Funds rely upon classifications established by the Manager that are based upon classifications contained in the Directory of Companies Filing Annual Reports with the SEC and in the Standard & Poor's Corporation Industry Classifications.

INVESTMENT LIMITATIONS

      In addition to the limits disclosed in "Investment Policies" above and the investment limitations described in the Prospectus, the Funds are subject to the following investment limitations that are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the applicable Fund. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

      BORROWING MONEY. Neither Fund may borrow money, except from banks as a temporary measure for extraordinary or emergency purposes including the meeting of redemption requests that might require the untimely disposition of securities. The payment of interest on such borrowings will reduce the Funds' net investment income during the period of such borrowing. Borrowing in the aggregate may not exceed 15% and borrowing for purposes other than meeting redemptions may not exceed 5% of a Fund's total assets at the time the borrowing is made. A Fund will not make additional investments when borrowings exceed 5% of its total assets.

      DIVERSIFICATION. Neither Fund will invest more than 5% of its total assets in securities of any one issuer other than the U.S. Government or its agencies or instrumentalities or buy more than 10% of the voting securities or any other class of securities of any issuer.

      INDUSTRY CONCENTRATION. Neither Fund will purchase securities if, as a result, more than 25% of its total assets would be invested in any one industry with the exception of U.S. Government securities.

      INVESTING IN COMMODITIES, MINERALS OR REAL ESTATE. Neither Fund may invest in commodities, commodity contracts, oil, gas or other mineral programs, real estate limited partnerships, or real estate, except that it may (1) purchase securities secured by real estate, or issued by companies that invest in or sponsor such interests, (2) futures contracts and options and (3) engage in transactions in forward commitments.

      UNDERWRITING. Neither Fund may underwrite the securities of other issuers, except that a Fund may invest in securities that are not readily marketable without registration under the Securities Act of 1933, as amended (the "1933 Act") (restricted securities), as provided in the Fund's prospectus and this Statement of Additional Information.

      LOANS. Neither Fund may make loans, except to the extent that the purchase of a portion of an issue of publicly distributed or privately placed notes, bonds or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans, and further provided that a Fund may enter into repurchase agreements and securities loans as permitted under the Fund's investment policies. Privately placed securities typically are either restricted as to resale or may not have readily available market quotations, and therefore may not be as liquid as other securities.

      ISSUING SENIOR SECURITIES. Neither Fund may issue senior securities, except as permitted by the investment objectives and policies and investment limitations of that Fund.

      SELLING SHORT AND BUYING ON MARGIN. Neither Fund may sell any securities short, purchase any securities on margin or maintain a short position in any security, but may obtain such short-term credits as may be necessary for clearance of purchase and sales of securities; provided, however, the Funds may make margin deposits and may maintain short positions in connection with the use of options, futures contracts and options on futures contracts as described previously.

      INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE TRUST. Neither Fund may purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the Manager or its Subadviser, as applicable, own individually more than 1/2 of 1% of the issuer's securities or together own more than 5% of the issuer's securities.

      REPURCHASE AGREEMENTS AND LOANS OF PORTFOLIO SECURITIES. Neither Fund may enter into repurchase agreements with respect to more than 25% of its total assets or lend portfolio securities amounting to more than 25% of its total assets.

      Each Fund has adopted the following additional restrictions that, together with certain limits described in the prospectus, are nonfundamental policies and may be changed by the Board of Trustees without shareholder approval in compliance with applicable law, regulation or regulatory policy.

      INVESTING IN INVESTMENT COMPANIES. Neither Fund may invest in securities issued by other investment companies, except as permitted by the 1940 Act.

      ILLIQUID SECURITIES. Government may not invest more than 10% of its net assets in the aggregate in repurchase agreements of more than seven days' duration, in securities without readily available market quotations, and in restricted securities including privately placed securities. High Yield has a similar limitation, however, it may invest up to 25% of its net assets in restricted securities that are sold in reliance on Rule 144A deemed to be liquid pursuant to Board-approved guidelines, when combined with the 10% limit on the purchase of illiquid securities.

      Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restriction. If at any time, a Fund's borrowing exceeds its limitations due to a decline in net assets, such borrowing will be promptly reduced to the extent necessary to comply with the limitation.

NET ASSET VALUE

      The net asset value per share of A shares, B shares and C shares is determined separately daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") each day the Exchange is open for business.

      A security listed or traded on the Exchange, or other stock exchanges, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time or the security is traded in the OTC market, the most recent bid price is used. When market quotations for options and futures positions held by a Fund are readily available, those positions will be valued based upon such quotations. Market quotations generally will not be available for options traded in the OTC market. Securities and other assets for which market quotations are not readily available, or for which market quotes are not deemed to reliable, are valued at fair value as determined in good faith by the Board of Trustees. Securities and other assets in foreign currency will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time High Yield calculates the daily net asset value of each class. Short-term investments having a maturity of 60 days or less are valued at cost with accrued interest or discount earned included in interest receivable.

      Each Fund is open for business on days on which the Exchange is open (each a "Business Day"). Trading in securities on European and Far Eastern securities exchanges and OTC markets normally is completed well before the Funds' close of business on each Business Day. In addition, European or Far Eastern securities trading may not take place on all Business Days. Furthermore, trading takes place in various foreign capital markets on days that are not Business Days and on which the Funds do not calculate net asset value. Calculation of A shares, B shares and C shares net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The Funds calculate net asset value per share, and therefore, effect sales and redemptions as of the close of regular trading on the Exchange each Business Day. If events materially affecting the value of such securities occur between the time when their prices are determined and the time when the Funds' net asset value is calculated, such securities and other assets will be valued at fair value by methods as determined in good faith by or under the direction of the Board of Trustees.

      The Board may suspend the right of redemption or postpone payment for more than seven days at times (1) during which the Exchange is closed other than for customary weekend and holiday closings, (2) during which trading on the Exchange is restricted as determined by the SEC, (3) during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practical for the Fund fairly to determine the value of its net assets, or (4) for such other periods as the SEC may by order permit for the protection of the holders of Fund shares.

PERFORMANCE INFORMATION

      The Funds' performance data quoted in advertising and other promotional materials represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return quotes for each class used in each Fund's advertising and promotional materials are calculated according to the following formula:

                           P(1+T)n(SUPERSCRIPT) = ERV

where:  P   =  a hypothetical initial payment of $1,000
        T   =  average annual total return
        n   =  number of years
        ERV =  ending  redeemable  value of a  hypothetical  $1,000 payment made at the beginning of the 1, 5, 10 year period (or fractional portion thereof)

      In calculating the ending redeemable value for A shares, each Fund's current maximum sales load of 3.75% is deducted from the initial $1,000 payment and, for B shares and C shares, the applicable CDSL imposed on a redemption of B shares or C shares held for the period is deducted. All dividends and other distributions by each Fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Based on this formula, the total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value.

      The average annualized total return for High Yield A shares for the period March 1, 1990 (commencement of operations) to September 30, 1997, for the five-year period ended September 30, 1997, and for the fiscal year ended
September 30, 1997 was 9.79%, 7.75% and 9.73%, respectively. The average annualized total return for Government A shares for the same periods was 4.95%, 3.34% and 3.25%, respectively. The average annualized total return for High Yield C shares for the period April 3, 1995 (first offering of C shares) to September 30, 1997, and for the fiscal year ended September 30, 1997 was 13.33% and 13.53%, respectively. The average annualized total return for Government C shares for the same periods was 6.01% and 7.02%, respectively.

      In connection with communicating its total return to current or prospective shareholders, each Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. In addition, each Fund from time to time may include in advertising and promotional materials total return figures that are not calculated according to the formula set forth above for each class of shares. For example, in comparing High Yield's A shares, B shares or C shares total return with such market indices as the Lehman Brothers Government Corporate Composite Index and the Merrill Lynch Domestic Master Index, and Government's A shares, B shares or C shares total return with such market indices as the Lehman Brothers Government Composite Index, the Lehman Intermediate Government Corporate Index and the Lipper United States Government Fund Average, each class of each Fund calculates its aggregate total return for each class for the specified periods of time by assuming an investment of $10,000 in that class of shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Funds do not, for these purposes, deduct from the initial value invested any amount representing front-end sales loads charged on A shares or CDSLs charged on B shares and C shares.

      The High Yield A shares cumulative returns using this formula for the year and five years ended September 30, 1997, and for the period March 1, 1990 (commencement of operations) to September 30, 1997 were 14.0%, 50.94% and 111.06%, respectively. The cumulative returns for Government A shares for the same periods were 7.28%, 22.46% and 49.96%, respectively. Cumulative returns for High Yield C shares for the period April 3, 1995 (first offering of C shares) to September 30, 1997, and for the fiscal year ended September 30, 1997 were 33.72% and 13.53%, respectively. Cumulative returns for Government C shares for the same periods were 15.67% and 7.02%, respectively. By not annualizing the performance and excluding the effect of the front-end sales load on A shares and the CDSL on B shares and C shares, total return calculated in this manner simply will reflect the increase in net asset value per share over a period of time, adjusted for dividends and other distributions. Calculating total return without taking into account the front-end sales load or CDSL results in a higher rate of return than calculating total return net of the sales load or CDSL.

      Yields used in each Fund's performance advertisements for each class are calculated by dividing each Fund's interest income for a thirty-day period ("Period") attributable to that class, net of expenses attributable to that class, by the average number of shares of that class entitled to receive dividends during the Period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the maximum offering price per share at the end of the Period. Yield quotations are calculated according to the following formula:


                       YIELD = 2x[(a-b+1)6(SUPERSCRIPT)-1]
                                      -----
                                      c x d

where:      a     =     interest earned during the Period;
            b     =     expenses    accrued    for   the   Period    (net   of
                        reimbursements);
            c     =     the average daily number of shares  outstanding during
                        the Period  that were  entitled to receive a dividend;
                        and
            d     =     the maximum  offering  price per share on the last day
                        of the Period.

      Except as noted below, in determining net investment income earned during the Period (variable "a" in the above formula), each Fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the Period that the obligation is in the Fund. Once interest earned is calculated in this fashion for each debt obligation held by the Fund, interest earned during the Period is then determined by totalling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. At September 30, 1997, the 30-day yield for High Yield and Government A shares was 7.82% and 5.60%, respectively. At September 30, 1997, the 30-day yield for High Yield and Government C shares was 7.62% and 5.54%, respectively.

INVESTING IN THE FUNDS

      The options below allow you to invest continually in either Fund at regular intervals.

      A shares, B shares and C shares of each Fund are sold at their next determined net asset value on Business Days. The procedures for purchasing shares of a Fund are explained in the Prospectus under "Purchase Procedures."

      SYSTEMATIC INVESTMENT OPTIONS

      1. Systematic Investing -- You may authorize the Manager to process a monthly draft from your personal checking account for investment into the Trust. The draft is returned by your bank the same way a canceled check is returned.

      2. Payroll Direct Deposit -- If your employer participates in a direct deposit program (also known as ACH Deposits) you may have all or a portion of your payroll directed to the Trust. This will generate a purchase transaction each time you are paid by your employer. Your employer will report to you the amount sent from each paycheck.

      3. Government Direct Deposit -- If you receive a qualifying periodic payment from the U.S. Government or other agency that participates in Direct Deposit, you may have all or a part of each check directed to purchase shares of the Trust. The U.S. Government or agency will report to you all payments made.

      4. Automatic Exchange -- If you own shares of another Heritage mutual fund advised or administered by the Manager ("Heritage Mutual Fund"), you may elect to have a preset amount redeemed from that fund and exchanged into the corresponding class of shares of the Trust. You will receive a statement from the other Heritage Mutual Fund confirming the redemption.

      You may change or terminate any of the above options at any time.

      RETIREMENT PLANS

      HERITAGE IRA. Individuals who earn compensation and who have not reached age 70 1/2 before the close of the year generally may establish a Heritage Individual Retirement Account ("IRA"). An individual may make limited contributions to a Heritage IRA through the purchase of shares of a Fund and/or other Heritage Mutual Funds. The Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility of IRA contributions to taxpayers who are not active participants (and whose spouses are not active participants) in employer-provided retirement plans or who have adjusted gross income below certain levels. Nevertheless, the Code permits other individuals to make nondeductible IRA contributions up to $2,000 per year (or $4,000, if such contributions also are made for a nonworking spouse and a joint return is filed). In addition, individuals whose earnings (together with their spouse's earnings) do not exceed a certain level may establish an "education IRA" and/or a "Roth IRA"; although contributions to these new types of IRAs (established by the Taxpayer Relief Act of 1997 ("Tax Act")) are nondeductible, withdrawals from them will not be taxable under certain circumstances. A Heritage IRA also may be used for certain "rollovers" from qualified benefit plans and from Section 403(b) annuity plans. For more detailed information on the Heritage IRA, please contact the Manager.

      Fund shares also may be used as the investment medium for qualified plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships). Contributions to qualified plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.

      OTHER RETIREMENT PLANS. Multiple participant payroll deduction retirement plans also may purchase A shares of any Heritage Mutual Fund at a reduced sales load on a monthly basis during the 13-month period following such a plan's initial purchase. The sales load applicable to an initial purchase of A shares will be that normally applicable under the schedule of sales loads set forth in the Prospectus to an investment 13 times larger than such initial purchase. The sales load applicable to each succeeding monthly purchase of A shares will be that normally applicable, under such schedule, to an investment equal to the sum of (1) the total purchase previously made during the 13-month period and (2) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales loads previously paid during such period will not be adjusted retroactively on the basis of later purchases. Multiple participant payroll deduction retirement plans may purchase B shares and C shares at any time.

      CLASS A COMBINED PURCHASE PRIVILEGE (RIGHT OF ACCUMULATION)

      Certain investors may qualify for the Class A sales load reductions indicated in the sales load schedule in the Prospectus by combining purchases of A shares of a Fund into a single "purchase," if the resulting purchase totals at least $25,000. The term "purchase" refers to a single purchase by an individual, or to concurrent purchases that, in the aggregate, are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing A shares of a Fund for his or their own account; a single purchase by a trustee or other fiduciary purchasing A shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by a "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of A shares of a Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer, or clients of an investment adviser. A "purchase" also may include A shares purchased at the same time through a single selected dealer of any other Heritage Mutual Fund that distributes its shares subject to a sales load.

      The applicable A shares initial sales load will be based on the total of:

            (i)   the investor's current purchase;

            (ii) the net asset value (at the close of business on the previous day) of (a) all A shares of a Fund held by the investor and (b) all A shares of any other Heritage mutual fund advised or administered by the Manager ("Heritage Mutual Fund") held by the investor and purchased at a time when A shares of such other fund were distributed subject to a sales load (including Heritage Cash Trust shares acquired by exchange); and

            (iii) the net asset  value of all A shares  described  in  paragraph
      (ii) owned by another shareholder eligible to combine his purchases with that of the investor into a single "purchase."

      A shares of Government purchased from February 1, 1992 through July 31, 1992, without payment of a sales load will be deemed to fall under the provisions of paragraph (ii) as if they had been distributed without being subject to a sales load, unless those shares were acquired through an exchange of other shares that were subject to a sales load.

      To qualify for the Combined Purchase Privilege on a purchase through a selected dealer, the investor or selected dealer must provide Raymond James &

Associates, Inc. (the "Distributor") with sufficient information to verify that each purchase qualifies for the privilege or discount.

      CLASS A STATEMENT OF INTENTION

      Investors also may obtain the reduced sales loads shown in the Prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $25,000 within a period of 13 months in A shares of a Fund or any other Heritage Mutual Fund. Each purchase of A shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement. In addition, if you own Class A shares of any other Heritage Mutual Fund subject to a sales load, you may include those shares in computing the amount necessary to qualify for a sales load reduction.

      The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales load applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed A shares will be involuntarily redeemed to pay the additional sales load, if necessary. When the full amount indicated has been purchased, the escrow will be released. To the extent an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales load, the sales load will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales load will be used to purchase additional A shares of a Fund, subject to the rate of sales load applicable to the actual amount of the aggregate purchases. An investor may amend his/her Statement of Intention to increase the indicated dollar amount and begin a new 13-month period. In that case, all investments subsequent to the amendment will be made at the sales load in effect for the higher amount. The escrow procedures discussed above will apply.

REDEEMING SHARES

      The methods of redemption are described in the section of the Prospectus entitled "How to Redeem Shares."

      SYSTEMATIC WITHDRAWAL PLAN

      Shareholders may elect to make systematic withdrawals from their Fund account of a minimum of $50 on a periodic basis. The amounts paid each period are obtained by redeeming sufficient shares from an account to provide the withdrawal amount specified. The Systematic Withdrawal Plan currently is not available for shares held in an Individual Retirement Account, Section 403(b) annuity plan, defined contribution plan, Simplified Employee Pension Plan or other retirement plans, unless the shareholder establishes to the Manager's satisfaction that withdrawals from such an account may be made without imposition of a penalty. Shareholders may change the amount to be paid without charge not more than once a year by written notice to the Distributor or the Manager.

      Redemptions will be made at net asset value determined as of the close of regular trading on the Exchange on a day of each month chosen by the shareholders or a day of the last month of each period chosen by the shareholders, whichever is applicable. Systematic withdrawals of C shares, if made less than one year of the date of purchase, will be charged a CDSL of 1%, and B shares, if made within the eight-year holding period, will be charged the applicable CDSL for the holding period. If the Exchange is not open for business on that day, the shares will be redeemed at net asset value determined as of the close of regular trading on the Exchange on the preceding Business Day, minus any applicable CDSL for B shares and C shares. If a shareholder elects to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in the account must be reinvested automatically in Fund shares. A shareholder may terminate the Systematic Withdrawal Plan at any time without charge or penalty by giving written notice to the Manager or the Distributor. The Funds, their transfer agent, and Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

      Withdrawal payments are treated as a sale of shares rather than as a dividend or a capital gain distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of the original investment may be correspondingly reduced.

      Ordinarily, a shareholder should not purchase additional A shares of a Fund if maintaining a Systematic Withdrawal Plan of A shares because the shareholder may incur tax liabilities in connection with such purchases and withdrawals. A Fund will not knowingly accept purchase orders from shareholders for additional A shares if they maintain a Systematic Withdrawal Plan unless the purchase is equal to at least one year's scheduled withdrawals. In addition, a shareholder who maintains such a Plan may not make periodic investments under each Fund's Automatic Investment Plan.

      TELEPHONE TRANSACTIONS

      Shareholders may redeem shares by placing a telephone request to a Fund. The Trust, Manager, Distributor and their Trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions they reasonably believe are authentic. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. If the Trust, Manager, Distributor and their Trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for any such losses.

      REDEMPTIONS IN KIND

      The Trust is obligated to redeem shares of each Fund for any shareholder for cash during any 90-day period up to $250,000 or 1% of the Fund's net asset value, whichever is less. Any redemption beyond this amount also will be in cash unless the Board of Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Board of Trustees deem fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs.

      RECEIVING PAYMENT

      If shares of a Fund are redeemed by a shareholder through the Distributor or a participating dealer, the redemption is settled with the shareholder as an ordinary transaction. If a request for redemption is received before the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share determined on that day, minus any applicable CDSL for B shares and C shares. Requests for redemption received after the close of regular trading on the Exchange will be executed on the next trading day. Payment for shares redeemed normally will be made by a Fund to the Distributor or a participating dealer by the third business day after the day the redemption request was made, provided that certificates for shares have been delivered in proper form for transfer to the Trust or, if no certificates have been issued, a written request signed by the shareholder has been provided to the Distributor or a participating dealer prior to settlement date.

      Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. Questions concerning the redemption of Fund shares can be directed to registered representatives of the Distributor or a participating dealer, or to the Manager.

EXCHANGE PRIVILEGE

      An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Heritage Mutual Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below. Telephone or telegram requests for an exchange received by a Fund before the close of regular trading on the Exchange will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the Exchange's next trading day.

      A shares of Government purchased from February 1, 1992 through July 31, 1992, without payment of a front-end sales load may be exchanged into A shares of another Heritage Mutual Fund without payment of any sales load. A shares of Government purchased after July 31, 1992 without a front-end sales load will be subject to a front-end sales load when exchanged into A shares of another Heritage Mutual Fund, unless those shares were acquired through an exchange of other shares that were subject to a front-end sales load.

CONVERSION OF CLASS B SHARES

      B shares of each Fund automatically will convert to A shares, based on the relative net asset values per share of the two classes, eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. For the purpose of calculating the holding period required for conversion of B shares, the date of initial issuance shall mean (1) the date on which such B shares were issued or (2) for B shares obtained through an exchange, or a series of exchanges, the date on which the original B shares were issued. For purposes of conversion to A shares, B shares purchased through the reinvestment of dividends and other distributions paid in respect of B shares will be held in a separate sub-account. Each time any B shares in the shareholder's regular account (other than those in the sub-account) convert to A shares, a pro rata portion of the B shares in the sub-account will also convert to A shares. The portion will be determined by the ratio that the shareholder's B shares converting to A shares bears to the shareholder's total B shares not acquired through dividends and other distributions.

      The availability of the conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on A shares and B shares will not result in "preferential dividends" under the Code and the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the B shares would not be converted and would continue to be subject to the higher ongoing expenses of the B shares beyond eight years from the date of purchase. Heritage has no reason to believe that this condition for the availability of the conversion feature will not be met.

TAXES

      Each Fund is treated as a separate corporation for Federal income tax purposes. In order to continue to qualify for the favorable tax treatment as a regulated investment company ("RIC") under the Code, each Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally consisting of net investment income and net short-term capital gain and, in the case of High Yield, net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options or futures contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

      Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      A redemption of Fund shares will result in a taxable gain or loss to the redeeming shareholder (which will be long-term capital gain, and subject to Federal income tax at the rates indicated above, if the shares were held for more than one year), depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any sales load paid on A shares). An exchange of shares of either Fund for shares of another Heritage Mutual Fund generally will have similar tax consequences. However, special rules apply when a shareholder disposes of shares of a Fund through a redemption or exchange within 90 days after purchase thereof and subsequently reacquires shares of that Fund or acquires shares of another Heritage Mutual Fund (including the other Fund) without paying a sales load due to the 90-day reinstatement or exchange privilege. In these cases, any gain on the disposition of the original Fund shares will be increased, or loss decreased, by the amount of the sales load paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if Fund shares are purchased (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

      If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

      As of September 30, 1997, High Yield had a capital loss carryforward of $755,051, which may be applied against any net realized capital gains until its expiration dates of September 30, 2003 (as to $706,795), and September 30, 2004 (as to $48,256).

      As of September 30, 1997, Government had a capital loss carryforward of $7,246,344, which may be applied against any net realized capital gains until its expiration dates of September 30, 2001 (as to $388,071), September 30, 2002 (as to $3,838,721), September 30, 2003 (as to $2,492,779) and September 30, 2004
(as to $526,773). In addition, from November 1, 1996 to September 30, 1997, Government realized $129,884 of net capital losses, which will be deferred and treated as arising on October 1, 1997, in accordance with regulations under the Code.

      HEDGING STRATEGIES. The use of hedging strategies, such as purchasing and selling (writing) options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses each Fund realizes in connection therewith. Gains realized by High Yield from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options and futures contracts derived by a Fund with respect to its business of investing in securities or, for High Yield, foreign currencies, will qualify as permissible income under the Income Requirement.

      ORIGINAL ISSUE DISCOUNT AND PAY-IN-KIND SECURITIES. High Yield may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of those securities, High Yield must include in its income the OID that accrues thereon during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, High Yield must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because High Yield annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from High Yield's cash assets or from the proceeds of sales of portfolio securities, if necessary. High Yield may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

      High Yield may invest in debt securities that are purchased with "market discount," including Brady Bonds and other sovereign debt securities. For these purposes, market discount is the amount by which a security's purchase price is exceeded by its stated redemption price at maturity or, in the case of a security that was issued with OID, the sum of its issue price plus accrued OID, except that market discount less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the security is disregarded. Gain on the disposition of such a security purchased by High Yield (other than a security with a fixed maturity date within one year from its issuance), generally is treated as ordinary income, rather than capital gain, to the extent of the security's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, High Yield may elect to include all market discount (for the taxable year in which it makes the election and all subsequent taxable years) in its gross income currently, for each taxable year to which the discount is attributable.

      Investors are advised to consult their own tax advisers regarding the status of an investment in the Funds under state and local tax laws.

TRUST INFORMATION

      MANAGEMENT OF THE TRUST

      TRUSTEES AND OFFICERS. Trustees and officers are listed below with their addresses, principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. ("RJF"), RJA and the Manager.



                             Position with          Principal Occupation
         Name                 the Trust            During Past Five Years
         ----                -------------         ----------------------

Thomas A. James* (55)           Trustee      Chairman  of the Board  since 1986
880 Carillon Parkway                         and Chief Executive  Officer since
St. Petersburg, FL                           1969  of  RJF;   Chairman  of  the
33716                                        Board of RJA since 1986;  Chairman
                                             of  the   Board  of  Eagle   Asset
                                             Management,  Inc.  ("Eagle") since
                                             1984 and Chief  Executive  Officer
                                             of Eagle, 1994 to 1996.

                             Position with          Principal Occupation
             Name              the Trust           During Past Five Years
             ----            -------------         ----------------------

Richard K. Riess* (48)          Trustee      Chief  Executive  Officer of Eagle
880 Carillon Parkway                         since  1996,  President,  1995  to
St. Petersburg, FL                           present,  Chief Operating Officer,
33716                                        1988  to  1996,   Executive   Vice
                                             President, 1988 to 1993.

Donald W. Burton* (53)          Trustee      President   of   South    Atlantic
614 W. Bay Street                            Capital    Corporation    (venture
Suite 200                                    capital) since 1981.
Tampa, FL  33606

C. Andrew Graham (57)           Trustee      Vice    President   of   Financial
Financial Designs, Ltd.                      Designs    Ltd.     since    1992;
1775 Sherman Street                          Executive  Vice  President  of the
Suite 1900                                   Madison  Group,   Inc.,   1991  to
Denver, CO  80203                            1992;  Principal  of First  Denver
                                             Financial Corporation  (investment
                                             banking) since 1987.

David M. Phillips (58)          Trustee      Chairman   and   Chief   Executive
World Trade Center                           Officer    of   CCC    Information
  Chicago                                    Services,  Inc.  since 1994 and of
444 Merchandise Mart                         InfoVest Corporation  (information
Chicago, IL  60654                           services  to  the   insurance  and
                                             auto   industries   and   consumer
                                             households) since 1982.

Eric Stattin (64)               Trustee      Litigation  Consultant/Expert  1975
                                             Evening  Star  Drive  Witness   and
                                             private  investor  Park  City,   UT
                                             84060 since 1988.

James L. Pappas (54)            Trustee      Lykes  Professor  of  Banking  and
University of South                          Finance  since 1986 at  University
  Florida                                    of South Florida;  Dean of College
College of Business                          of Business  Administration,  1987
  Administration                             to 1996.
Tampa, FL  33620

Stephen G. Hill (38)           President     Chief   Executive    Officer   and
880 Carillon Parkway                         President  of  the  Manager  since
St. Petersburg, FL                           1989  and  Director   since  1994;
33716                                        Director of Eagle since 1995.

                             Position with          Principal Occupation
             Name              the Trust           During Past Five Years
             ----            -------------         ----------------------

Donald H. Glassman (40)        Treasurer     Treasurer  of  the  Manager  since
880 Carillon Parkway                         1989;    Treasurer   of   Heritage
St. Petersburg, FL                           Mutual Funds since 1989.
33716

Clifford J.                    Secretary     Partner,  Kirkpatrick  &  Lockhart
Alexander (53)                               LLP (law firm).
1800 Massachusetts
Ave., N.W.
Washington, DC  20036

Patricia Schneider (56)        Assistant     Compliance  Administrator  of  the
880 Carillon Parkway           Secretary     Manager.
St. Petersburg, FL
33716

Robert J. Zutz (44)            Assistant     Partner,  Kirkpatrick  &  Lockhart
1800 Massachusetts             Secretary     LLP (law firm).
  Ave., N.W.
Washington, DC  20036

      *     These  Trustees  are  "interested  persons"  as  defined  in section 2(a)(19) of the 1940 Act.

      The Trustees and officers of the Trust as a group, own less than 1% of each class of each Fund's shares outstanding. The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.


      The Trust currently pays Trustees who are not employees of the Manager or its affiliates $1,333.33 annually and $500 per meeting of the Board of Trustees. Trustees also are reimbursed for any expenses incurred in attending meetings. Because the Manager performs substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of the Manager receives any compensation from the Fund for acting as a director or officer. The following table shows the compensation earned by each Trustee for the fiscal year ended September 30, 1997.

                               COMPENSATION TABLE

                                                                    Total
                                  Pension or     Estimated    Compensation From
                   Aggregate      Retirement       Annual     the Trust and the
                 Compensation  Benefits Accrued   Benefits      Heritage Family
Name of Person,    From the     as Part of the      Upon        of Funds Paid
   Position         Trust      Trust's Expenses  Retirement      to Trustees
   --------         -----      ----------------  ----------      -----------

Donald W.          $2,909             $0             $0            $16,000
Burton, Trustee
C. Andrew          $2,909             $0             $0            $16,000
Graham, Trustee
David M.           $2,182             $0             $0            $12,000
Phillips,
Trustee
Eric Stattin,      $2,909             $0             $0            $16,000
Trustee
James L.           $2,545             $0             $0            $14,000
Pappas, Trustee
Richard K.           $0               $0             $0              $0
Riess, Trustee
Thomas A.            $0               $0             $0              $0
James, Trustee

      FIVE PERCENT SHAREHOLDERS

      As of January 13, 1998, the following shareholders owned of record or were known by the Funds to own beneficially five percent or more of the outstanding C shares of Government.

Name and Address                                     Percent Owned
----------------                                     -------------

David S. Knapp                                              7.07%
Catherine Y. Knapp JTWROS
2265 SW 15th Street
Ft. Lauderdale, FL  33312

Raymond James & Assoc Inc                                   6.30%
Cust Daniel E Bonbrisco
PO Box 12749
St. Petersburg, FL  33733-2749

Raymond James & Assoc Inc.                                  5.25%
Cust Gerry A. Gilpin
PO Box 12749
St. Petersburg, FL  33733-2749

William Munro Trste                                        10.64%
For Munro Sales Target Ben Plan
G-4136 Holiday Dr
Flint, MI  48567

Morongo Band of Mission Indians                             8.33%
Administrative Reserve Account
11581 Portero Rd
Banning, CA  92220-6946

Morongo Band of Mission Indians                             8.43%
Designated Reserves Account
Attn:  Elaine Mathews
11581 Portero Rd
Banning, CA  92220-6946

Ronald J. Bowers                                           15.52%
Gdn Giles A. Hosch
PO Box 4407
Salisbury, NC  28145-4407


INVESTMENT ADVISER AND ADMINISTRATOR; SUBADVISER

      The Trust's investment adviser and administrator, Heritage Asset Management, Inc., was organized as a Florida corporation in 1985. All the capital stock of the Manager is owned by RJF. RJF is a holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities, limited partnerships, options, investment banking and related fields.

      Under an Investment Advisory and Administration Agreement ("Advisory Agreement") dated January 19, 1990, between the Trust, on behalf of the Funds, and the Manager, and subject to the control and direction of the Board of Trustees, the Manager is responsible for reviewing and establishing investment policies for the Trust as well as administering the Trust's noninvestment affairs. Under a Subadvisory Agreement, dated February 1, 1996, the Subadviser, subject to direction by the Manager and Board of Trustees, will provide investment advice and portfolio management services to High Yield for a fee payable by the Manager.

      The Manager also is obligated to furnish the Trust with office space, administrative, and certain other services as well as executive and other personnel necessary for the operation of the Trust. The Manager and its affiliates also pay all the compensation of Trustees of the Trust who are employees of the Manager and its affiliates. Each Fund pays all its other expenses that are not assumed by the Manager. Each Fund also is liable for such nonrecurring expenses as may arise, including litigation to which the Trust may be a party. Each Fund also may have an obligation to indemnify Trustees and officers of the Trust with respect to any such litigation.

      The Advisory Agreement and the Subadvisory Agreement each were approved by the Board of Trustees of the Trust (including all of the Trustees who are not "interested persons" of the Manager or Subadviser, as defined under the 1940
Act) and the shareholders of the applicable Fund, in compliance with the 1940 Act. Each Agreement provides that it will be in force for an initial two- year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager, Subadviser or the Trust, and by (2) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of each applicable Fund. The Advisory and Subadvisory Agreements each automatically terminates on assignment, and each is terminable on not more than 60 days' written notice by the Trust to either party. In addition, the Advisory Agreement may be terminated on not less than 60 days' written notice by the Manager to the Trust and the Subadvisory Agreement may be terminated on not less than 60 days' written notice by the Manager or 90 days' written notice by the Subadviser. Under the terms of the Advisory Agreement, the Manager automatically becomes responsible for the obligations of the Subadviser upon termination of the Subadvisory Agreement. In the event the Manager ceases to be the manager of the Trust or the Distributor ceases to be principal distributor of each Fund's shares, the right of the Trust to use the identifying name of "Heritage" may be withdrawn.

      The Manager and Subadviser shall not be liable to the Trust or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon them by their agreements with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

      All of the officers of the Trust except for Messrs. Alexander and Zutz are officers or directors of the Manager. These relationships are described under "Management of the Trust."

      ADVISORY AND ADMINISTRATION FEE. The annual investment advisory fee paid monthly by each Fund to the Manager is based on the applicable Fund's average daily net assets as listed in the Prospectus. The Manager has entered into an agreement with the Subadviser wherein the Subadviser will provide investment advice and portfolio management services to High Yield for an annual fee paid by the Manager equal to 50% of the annual investment advisory fee paid to the Manager, without regard to any reduction in fees actually paid to the Manager as a result of voluntary fee waivers by the Manager.

      For High Yield, the Manager voluntarily has agreed to waive management fees to the extent that total annual operating expenses attributable to A shares exceed 1.25% of the average daily net assets or to the extent that total annual operating expenses attributable to B shares and C shares each exceed 1.70% of average daily net assets attributable to that class for this fiscal year. For the fiscal years ended September 30, 1995, 1996 and 1997 management fees amounted to $194,363, $200,042 and $287,069, respectively. For the same periods, the Manager waived its fees in the amounts of $83,663, $94,308 and $45,839, respectively. For the fiscal year ended September 30, 1995 and for the period October 1, 1995 through January 31, 1996, the Manager paid subadvisory fees to Eagle Asset Management, Inc., High Yield's former subadviser, of $48,591 and $15,507, respectively for such Fund, and paid subadvisory fees to Salomon for the period February 1, 1996 through September 30, 1996 and the fiscal year ended September 30, 1997, of $69,007 and $143,535, respectively.

      For Government, the Manager voluntarily has agreed to waive its fees to the extent that Fund expenses attributable to A shares exceed .95% of the average daily net assets or to the extent that Fund expenses attributable to B shares and C shares each exceed 1.20% of average daily net assets attributable to that class for this fiscal year. For the fiscal years ended September 30, 1995, 1996 and 1997, management fees amounted to $146,658, $105,455 and $81,847, respectively. For the same periods, the Manager waived its fees in the amounts of $146,658, $105,455 and $81,847, respectively. For the fiscal years ended September 30, 1996 and 1997, the Manager reimbursed Government for expenses totaling $35,322 and $39,456, respectively.

      CLASS-SPECIFIC EXPENSES. Each Fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of the Fund's shares to which those expenses are attributable.

BROKERAGE PRACTICES

      Each Fund's portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. The annualized portfolio turnover for the fiscal years ended September 30, 1996 and 1997 were 143% and 101%, respectively, for High Yield, and 135% and 69%, respectively, for Government.

      The Manager is responsible for the execution of each Fund's investment portfolio transactions but has delegated that responsibility to the Subadviser for a portion of the High Yield Fund's portfolio transactions. In executing portfolio transactions, both the Manager and the Subadviser must seek the most favorable price and execution for such transactions. Best execution, however, does not mean that the Fund necessarily will be paying the lowest commission or spread available. Rather, each Fund also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's or dealer's facilities, and any risk assumed by the executing broker or dealer.

      It is a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers who execute portfolio transactions for the clients of such advisers. Consistent with the policy of most favorable price and execution, both the Manager and the Subadviser may give consideration to research, statistical and other services furnished by brokers or dealers. In addition, they may place orders with brokers or dealers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission or spread than may be charged by other brokers or dealers, provided that the Manager or Subadviser, as applicable, determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided. Such research and analysis may be useful to the Manager and the Subadviser in connection with services to clients other than a Fund.

      Each Fund may use the Distributor as broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to the Distributor will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

      The Manager and Subadviser also may select other brokers to execute portfolio transactions. In the OTC market, each Fund generally deals with


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



primary market-makers unless a more favorable execution can otherwise be obtained.

      Each Fund effects most purchases and sales of its portfolio investments with bond dealers acting as principal. Generally, bonds are traded on the OTC market on a "net" basis without a stated commission through dealers acting for their own account and not as brokers. Thus, the Funds do not expect to pay significant brokerage commissions. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. The spread includes the dealer's normal profit.

      The Funds may not buy securities from, or sell securities to, the Distributor as principal. However, the Board of Trustees has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the each Fund may purchase securities that are offered in underwritings in which the Distributor is a participant. The Board of Trustees will consider the possibilities of seeking to recapture for the benefit of each Fund expenses of certain portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, including the Distributor, but only to the extent such recapture would be permissible under applicable regulations, including the rules of the National Association of Securities Dealers, Inc.
and other self-regulatory organizations.

      Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, each Fund expressly consented to the Distributor executing transactions on an exchange on the Trust's behalf.


DISTRIBUTION OF SHARES

      The Distributor and Representatives with whom the Distributor has entered into dealer agreements offer shares of each Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. In this connection, the Distributor makes distribution and servicing payments to participating dealers in connection with the sale of Fund shares. Pursuant to its Distribution Agreement with the Trust with respect to A shares, B shares and C shares of each Fund, the Distributor bears the cost of making information about the Trust available through advertising, sales literature and other means, the cost of printing and mailing prospectuses to persons other than shareholders, and salaries and other expenses relating to selling efforts. The

Distributor also pays service fees to dealers for providing personal services to Class A, B and C shareholders and for maintaining shareholder accounts. Each Fund pays the cost of registering and qualifying their shares under state and federal securities laws and pays its proportionate share for typesetting of the prospectus and printing and distributing prospectuses to existing shareholders.

      The Trust has adopted a Distribution Plan for each class of shares on behalf of each Fund (each a "Plan" and collectively the "Plans"). These Plans permit each Fund to pay the Distributor the monthly distribution and service fee out of the Fund's net assets to finance activity that is intended to result in the sale and retention of A shares, B shares and C shares. The Funds used all Class A and Class C 12b-1 fees to pay the Distributor. The Distributor, on C shares, may retain the first 12 months distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase. Each Plan was approved by the Board of Trustees, including a majority of the Independent Trustees after determining that there is a reasonable likelihood that each Fund and its shareholders will benefit from each Plan.

      For the fiscal year ended September 30, 1997 the Distributor received 12b-1 fees in the amount of $112,342 and $51,820 for A shares of High Yield and Government, respectively. For the fiscal year ended September 30, 1997, the Distributor received 12b-1 fees in the amount of $88,981 and $4,586 for C shares of High Yield and Government, respectively.

      In reporting amounts expended under the Plans to the Board of Trustees, the Distributor will allocate expenses attributable to the sale of A shares, B shares and C shares to the applicable class based on the ratio of sales of shares of that class to the sales of all the classes of shares of the applicable Fund. The fees paid by one class of shares will not be used to subsidize the sale of any other class of shares.

      Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of a class of a Fund. The Board of Trustees reviews quarterly a written report of Plan costs and the purposes for which such costs have been incurred. A Plan may be amended by vote of the Board of Trustees, including a majority of the Independent Trustees cast in person at a meeting called for such purpose. Any change in a Plan that would materially increase the distribution cost to a class requires shareholder approval of that class.

      The Distribution Agreement may be terminated at any time on 60 days' written notice without payment of any penalty by either party. The Trust may effect such termination by vote of a majority of the outstanding voting securities of the Trust or by vote of a majority of the Independent Trustees. For so long as a Plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons.

      The Distribution Agreement and each Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (1) by the vote of a majority of the Independent Trustees and (2) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

      For the three fiscal years ended September 30, 1997, the Distributor received as compensation for the sale of High Yield A shares $53,388, $159,739 and $216,612, respectively, of which it retained $7,667, $19,066 and $28,693, respectively. For the same periods, the Distributor received as compensation for the sale of Government A shares $7,285, $17,353 and $8,937, respectively, of which it retained $1,013, $2,577 and $1,139, respectively. For the two fiscal years ended September 30, 1997, the Distributor received $1,011 and $4,491, respectively, of which it retained $1,011 and $4,491, respectively, for the sale of High Yield C shares, and $150 and $1,057, respectively, of which it retained $150 and $1,057, respectively, for the sale of Government C shares. Class B shares were not offered for sale prior to the date of this SAI.


ADMINISTRATION OF THE TRUST

      ADMINISTRATIVE, FUND ACCOUNTING AND TRANSFER AGENT SERVICES. The Manager, subject to the control of the Board of Trustees, will manage, supervise and conduct the administrative and business affairs of the Trust and of each Fund; furnish office space and equipment; oversee the activities of the Subadviser and Custodian; and pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. The Manager also will provide certain shareholder servicing activities for customers of the Trust.

      The Manager also is the fund accountant and transfer and dividend disbursing agent for the Trust. The Trust pays the Manager the Manager's cost plus ten percent for its services as fund accountant and transfer and dividend disbursing agent.

      For the three fiscal years ended September 30, 1997 the Manager earned approximately $28,242, $29,201 and $28,200, respectively, from Government for its services as fund accountant. For the same periods the Manager earned $28,242, $31,311 and $32,320, respectively, from High Yield for its services as fund accountant.

      CUSTODIAN. State Street Bank and Trust Company, P.O. Box 1912, Boston, Massachusetts 02105, serves as custodian of the Trust's assets. The Custodian provides portfolio accounting and certain other services.

      LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Trust.

      INDEPENDENT ACCOUNTANTS. Pricewaterhouse Coopers LLP, 400 North Ashley Street, Suite 2800, Tampa, Florida 33602, is the independent accountant for the Trust. The Financial Statements and Financial Highlights of the Funds for the two fiscal years ended September 30, 1997 that appear in this SAI have been audited by Price Waterhouse LLP, and are included herein in reliance upon the report of said firm of accountants, which is given upon their authority as experts in accounting and auditing. The Financial Highlights for the fiscal years ended in 1995 and prior thereto were audited by other independent accountants.

POTENTIAL LIABILITY

      Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation or instrument the Trust or its Trustees enter into or sign. In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.




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


                                    APPENDIX
                            COMMERCIAL PAPER RATINGS

The rating services' descriptions of commercial paper ratings in which the Funds may invest are:

DESCRIPTION OF MOODY'S INVESTORS SERVICES, INC. SHORT-TERM DEBT RATINGS

PRIME-1. Issuers (or supporting institutions) rated PRIME-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2. Issuers (or supporting institutions) rated PRIME-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropri-ate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES COMMERCIAL PAPER RATINGS

A-1. This highest category  indicates that the degree of safety regarding timely
payment  is  strong.   Those  issues  determined  to  possess  extremely  strong
characteristics are denoted with a plus sign (+) designation.

A-2.   Capacity  for  timely   payment  of  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.



                                       A-1